Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated June 29, 2018, to
the FutureVest Variable Universal Life Prospectus

This supplement amends the above referenced prospectus offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

The following paragraphs are added after the “Short Term Trading Fees” provision under the “Transfers” section of your prospectus:

Investment Policy Changes. If there is a material change of the Separate Account’s investment policy, you may exchange this variable policy plan without evidence of insurability for a plan of permanent fixed benefit insurance so that values do not vary with the investment experience of the Separate Account within 60 days of the later of:

1.	The effective date of such change; or

2.	The receipt of the notice of the change.

This exchange will be implemented by transferring your Policy Value to the Fixed Account and removing your future right to allocate funds to the Separate Account. We will issue an endorsement amending the Policy upon the implementation of this exchange. This transfer will not be subject to the excess transfer fee.
Exchange of Plan. You may exchange this variable policy plan within 18 months of the Issue Date, for a plan of permanent fixed benefit insurance so that values do not vary with the investment experience of the Separate Account. This exchange will be implemented by transferring your Policy Value to the Fixed Account and removing your future right to allocate funds to the Separate Account. We will issue an endorsement amending the Policy upon the implementation of this exchange. This transfer will not be subject to the excess transfer fee.

The following paragraphs are added after the “Partial Withdrawal” provision under the “Surrenders and Withdrawals” section of your prospectus:
Reduced Paid-Up. You may stop making payments and keep the Policy in force as reduced paid-up endowment at age 121 insurance. The Net Surrender Value will be used as a single premium based on the Insured’s sex, Age and payment class at the time the option is elected. The amounts of paid-up endowment at age 121 which can be purchased per $100.00 of Net Surrender Value are shown in the Policy. These amounts are calculated at an interest rate of 4% and are based on the mortality tables referenced in the Policy. You may request this benefit by writing to us. The reduced paid-up policy will have its own Surrender Value. The Surrender Value of a paid-up option surrendered within 30 days of a Policy Anniversary will not be less than the present value of future guaranteed benefits on the anniversary. If the Net Surrender Value is greater than the net single premium for the Policy Death Benefit, we will limit the net single payment to the net single premium, and pay you the difference in a lump sum.

The following paragraph is updated to the “Transfer Fee” provision under the “Charges and Deductions” section of your prospectus:

Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account and to require a minimum transfer amount of $100. We will notify you if we begin to charge this fee.

Please keep this supplement for future reference.